SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469


                        Date of Report: October 13, 2009



                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                       59-3764931
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01    OTHER EVENTS

PATENT AWARD

On October 13, 2009, the U.S. Patent and Trademark Office issued U.S. Patent No. 7,601,858, titled "Method of Processing Ethanol Byproducts and Related Subsystems" (the '858 Patent") for the extraction of corn oil to GS CleanTech Corporation, a wholly-owned subsidiary of GreenShift Corporation.

INFRINGEMENT ACTION

On October 13, 2009, GS CleanTech Corporation filed a legal action on October 13, 2009 in the United States District Court (Southern District of New York) captioned GS CleanTech Corporation v. GEA Westfalia Separator, Inc.; and DOES 1-20, alleging infringement of the `858 Patent.

On October 13, 2009, GreenShift filed a Motion to Dismiss with the same court relative to a separate complaint filed previously by Westfalia alleging (1) false advertising in violation of the Lanham Act ss. 43(a); (2) deceptive trade practices and false advertising in violation of New York General Business Law ss.ss. 349, 350 and 350-a; and (3) common law unfair competition.

On October 13, 2009, Westfalia filed its First Amended Complaint in the matter captioned GEA Westfalia Separator, Inc. and Ace Ethanol, LLC v. GreenShift Corporation, which compliant included Ace Ethanol, an ethanol production company, and added claims seeking a declaratory judgment of invalidity and/or non-infringement.

On October 13, 2009, ICM, Inc. filed a complaint in the United States District Court (Kansas District) in the matter captioned ICM, Inc. v. GS CleanTech Corporation and GreenShift Corporation, alleging unfair competition, interference with existing and prospective business and contractual relationships, and deceptive trade practices. ICM is also seeking declaratory judgment of invalidity and non-infringement of the `858 patent.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 14, 2009               GREENSHIFT CORPORATION

                                       By:/s/ Kevin Kreisler
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                                              Kevin Kreisler
                                              Chief Executive Officer